BLACKROCK FUNDSSM

BlackRock Emerging Market Allocation Portfolio

(the “Fund”)

SUPPLEMENT DATED AUGUST 21, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2014

Effective immediately, the Fund’s Statement of Additional Information is amended hereby as follows:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as set forth below:

The heading and first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Jeff Shen, PhD, David Dali and Gerardo Rodriguez are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the subsection entitled “Other Funds and Accounts Managed” is supplemented to add the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Dali*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Gerardo Rodriguez*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

___________________

* Information provided for Messrs. Dali and Rodriguez is as of July 31, 2014.

The first sentence of the subsection entitled “Portfolio Manager Compensation Overview” is deleted and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of July 31, 2014.

The last sentence of the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted and replaced with the following:

The performance of Messrs. Dali and Rodriguez is not measured against a specific benchmark. With respect to Mr. Shen, such benchmarks for the Fund and other accounts are: Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and a customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%).

The last sentence of the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards (“LTIP”)” is deleted and replaced with the following:

Messrs. Shen and Rodriguez have unvested long-term incentive awards.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of October 31, 2013.

Portfolio Manager	Dollar Range
Jeff Shen, PhD…………………………………………………………………….	None
David Dali*…………………………………………………………………………	None
Gerardo Rodriguez*………………………………………………………………..	None

___________________

* Information provided for Messrs. Dali and Rodriguez is as of July 31, 2014.

Shareholders should retain this Supplement for future reference.

SAI-EMAP-0814SUP